UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2021

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 EAST MARKET STREET, SUITE 650 AKRON, OHIO	44305
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (330) 753-4511
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Seciton 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01 per share	BW	New York Stock Exchange
8.125% Senior Notes due 2026	BWSN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Sales Agreement

On March 31, 2021, Babcock & Wilcox Enterprises, Inc. (the “Company”) entered into a sales agreement (the “Sales Agreement”) with B. Riley Securities, Inc. (the “Agent”) under which the Company may offer and sell, from time to time, up to an aggregate principal amount of $150,000,000 of the Company’s 8.125% Senior Notes due 2026 (the “Notes”) to or through the Agent. The Company expects to use net proceeds from the offerings to support its clean growth initiatives. The Notes are additional notes issued under the Company’s indenture and first supplemental indenture, pursuant to which the Company previously issued $160,000,000 aggregate principal amount of Notes on February 12, 2021 (the “Initial Notes”). The Notes will have the same terms as (other than date of issuance), form a single series of debt securities with and have the same CUSIP number and be fungible with, the Initial Notes immediately upon issuance, including for purposes of notices, consents, waivers, amendments and any other action permitted under the indenture.

Notes offered and sold under the Sales Agreement will be offered and sold under the Company’s shelf registration statement on Form S-3 (Registration No. 333-254032) initially filed with the Securities and Exchange Commission (the “Commission”) on March 9, 2021 and declared effective by the Commission on March 29, 2021.

The Notes may be offered and sold through the Agent over a period of time and from time to time by any method that is deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Agent is not required to sell any specific aggregate principal amount of Notes, but will act as our sales agent using commercially reasonable efforts consistent with its normal trading and sales practices, on mutually agreed terms between the Agent and us. Under the Sales agreement, the Agent will be entitled to compensation of up to 3% of the gross sales price of all Notes sold through it as our agent. The amount of net proceeds we will receive from this offering, if any, will depend upon the actual aggregate principal amount of Notes sold and the market price at which such Notes are sold. Because there is no minimum offering amount required as a condition to close this offering, the actual total public offering amount, commissions and net proceeds to us, if any, are not determinable at this time.

The Sales Agreement contains customary representations, warranties and covenants of the Company, indemnification obligations of the Company and the Agent, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

Interest on the Notes will be paid quarterly in arrears on January 31, April 30, July 31 and October 31 of each year, and at maturity. Interest on the Notes will accrue from the most recent interest payment date immediately preceding the respective dates of issuance of the Notes, except that Notes purchased after the applicable record date, but prior to the interest payment date immediately following such record date (or if settlement of a purchase of Notes otherwise occurs after such record date but prior to the interest payment date immediately following such record date), will not begin to accrue interest until the interest payment date immediately following such record date. The Notes will mature on February 28, 2026. The Company may redeem the Notes for cash in whole or in part at any time at its option (i) on or after February 28, 2022 and prior to February 28, 2023, at a price equal to $25.75 per note, plus accrued and unpaid interest to, but excluding, the date of redemption, (ii) on or after February 28, 2023 and prior to February 29, 2024, at a price equal to $25.50 per note, plus accrued and unpaid interest to, but excluding, the date of redemption, (iii) on or after February 29, 2024 and prior to February 28, 2025, at a price equal to $25.25 per note, plus accrued and unpaid interest to, but excluding, the date of redemption, and (iv) on or after February 28, 2025 and prior to maturity, at a price equal to 100% of their principal amount, plus accrued and unpaid interest to, but excluding, the date of redemption. The Notes will be issued in denominations of $25 and in integral multiples thereof.

The Notes will be senior unsecured obligations of the Company and will rank equal in right of payment with all of the Company’s existing and future senior unsecured and unsubordinated indebtedness. The Notes will be effectively subordinated in right of payment to all of the Company’s existing and future secured indebtedness, and the Notes will be structurally subordinated to all existing and future indebtedness (including trade payables) of the Company’s subsidiaries.

The foregoing description of the material terms of the Sales Agreement is qualified in its entirety by reference to the full text of the Sales Agreement, a copy of which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Amendment to Credit Agreement

On March 26, 2021 the Company and Bank of America, N.A. as administrative agent to the lenders under the Amended Credit Agreement, entered into Amendment No. 4 to Amended and Restated Credit Agreement (the “Amended Credit Agreement”). The Amended Credit Agreement amends the terms of the Company’s Amended and Restated Credit Agreement to (i) permit the issuance of the Notes in the offering described above, subject to certain conditions and (ii) modify the calculation of the Senior Leverage Ratio thereunder.

The foregoing description of the material terms of the Amended Credit Agreement is qualified in its entirety by reference to the full text of the Amended Credit Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information regarding the Notes and the Amended Credit Agreement set forth in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
1.1	Sales Agreement dated March 31, 2021
5.1	Opinion of O’Melveny & Myers LLP
23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1)
10.1	Amendment No. 4 to Amended and Restated Credit Agreement dated March 26, 2021.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

April 1, 2021	By:	/s/ Louis Salamone
Louis Salamone
Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Accounting Officer and Duly Authorized Representative)

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